Note 39	12 Months Ended
Dec. 31, 2022
Share of profit or loss of entities accounted for using the equity method [Abstract]
Disclosure of share of profit or loss of entities accounted for using the equity method [Text Block]	Share of profit or loss of entities accounted for using the equity methodResults from “Share of profit or loss of entities accounted for using the equity method” resulted in a positive impact of €21 million as of December 31, 2022, compared with the positive impact of €1 million and the negative impact of €39 million recorded as of December 31, 2021 and 2020, respectively.